EXHIBIT 99.1

Louisiana Energy Conference New Orleans December 2, 2004 PRESENTED BY: Ruben Martin President and Chief Executive Officer Scott Martin Director/General Manager - Marine Transportation LPG Distribution Terminalling Marine Transportation Fertilizer Sulfur

FORWARD LOOKING STATEMENTS All statements, other than statements of historical facts, that address activities, events, outcomes and other matters that Martin Midstream Partners L.P. ("MMLP") plans, expects, intends, assumes, believes, budgets, predicts, forecasts, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future, made by representatives of MMLP during the course of this presentation, are forward-looking statements. These forward- looking statements are based on management's current plans, expectations, estimates, forecasts, assumptions and beliefs concerning future events impacting MMLP and therefore involve a number of risks and uncertainties. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in MMLP's filings with the Securities and Exchange Commission, including its annual, quarterly and periodic reports (the "SEC Filings"). Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, MMLP's actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements attributable to MMLP's representatives are expressly qualified in their entirety by this cautionary statement.

COMPANY OVERVIEW A leading provider of terminalling, marine transportation and distribution services for the energy industry NASDAQ: MMLP Five business lines focused on U.S. Gulf coast Terminalling Marine transportation LPG distribution Fertilizer blending and distribution Sulfur aggregation, storage and distribution Outgrowth of company formed in 1951 Recent acquisitions totaling $59.4 million in last 12 months greatly expanded terminal network in the U.S. Gulf Coast 70.2% total return to unit holders since 11/02 IPO currently yielding 7.4% (as of November 19, 2004)

KEY STRENGTHS Diversified asset base and integrated distribution network One of the largest marine terminal operators in the Gulf Coast Region Specialized transportation equipment and terminal facilities Experienced management team; positive industry reputation Strong balance sheet; GP has significant ownership interest Opportunities for organic growth and external expansion

WHAT IS AN MLP? Master Limited Partnership (MLP), or Publicly Traded Partnership (PTP) are not common stock MLP's are traded publicly, managed like corporations but taxed as partnerships. MLP's pay out a higher amount of cash flow (distributions) to unitholders because net income is taxed at the unitholder level, thus avoiding what's commonly called "double taxation of dividends." Market Cap of MLP's has grown from $8B to $50B in 10 years Investors receive K-1's not 1099's American Job Creation Act of 2004 (10/04) takes effect January 1, 2005 encourages mutual fund investment in MLP's.

LPG Distribution Terminalling Marine Transportation Fertilizer Sulfur BUSINESS LINES

Acquired 14 terminals: 13 marine terminals in 11 ports and 1 inland terminal for $26.8 MM in December 2003 Provides storage, terminalling, and handling for lubricants and diesel fuel Provides land rental for on-shore support bases to the offshore E&P industry Customer base engaged in: Offshore oil and gas exploration/ development drilling Offshore production services Commercial marine transportation Purchase of leased full service terminal in Freeport, TX in September 2004 for $2.5 million Provides platform for similar terminal acquisitions and operations TESORO MARINE ACQUISITION Galveston Berwick Harbor Island

Operates 13 marine terminals in 11 ports Markets third party petroleum products at all terminals Provides E&P logistical services at seven terminals To edit map, copy into Corel and paste special as a picture, ungroup, make edits, then regroup and copy and past special back into Powerpoint as a picture MISSISSIPPI LOUISIANA TEXAS Sabine Pass Galveston Intracoastal City Cameron Berwick Amelia Port Fourchon Venice Harbor Island Houston Freeport Port O'Connor Fuel and Lubricants Full Service Terminals Map of Tesoro Terminal Locations

NECHES TERMINAL ACQUISITION Acquired 50 acre marine terminal in Beaumont, TX for $ 27.1M (June 2004) Provides storage, terminalling and handling for anhydrous ammonia, fertilizer, asphalt, fuel oil, crude oil, sulfuric acid & lubricants Significant internal growth potential for unused portion of facility

One of the largest terminal operators in the Gulf Coast region with 19 facilities Services include storage, handling, blending, distribution, marketing, and transportation Three classes of marine terminals: Full Service Terminals Distribute & market lubricants Provide storage & handling for fuel oil Provide shore bases for support of offshore E&P industry Fuel and Lubricant Terminals Distribute & market lubricants Provide storage & handling services for fuel oil Specialty Petroleum Terminals Tampa Terminal, Cross Terminal, Stanolind Terminal, and Neches Terminal Two inland terminal facilities: Houston Terminal - Lubricant blending & distribution Mont Belvieu Terminal - Railrack facility TERMINALLING

Marine Fleet: - 34 Inland Tank Barges - 17 Inland Pushboats - 2 Offshore Tug/Barge Units 9 barges equipped with specialized equipment to transport asphalt Products transported include: - Asphalt - Crude Oil - Fuel Oil - Gasoline - Sulfur MARINE TRANSPORTATION Inland pushboat/tank barge Offshore tugboat/tank barge

Liquefied petroleum gases (LPGs) consist of propane, butane and natural gasoline Sales made to: (1) retail propane distributors (2) industrial users Leased Underground Storage Facilities Location Capacity Arcadia, LA 120 million gallons Hattiesburg, MS 4.20 million gallons Mont Belvieu, TX 3.55 million gallons Retail Distribution Terminals Location Capacity Kilgore, TX 90,000 gallons Longview, TX 30,000 gallons Henderson, TX 12,000 gallons LPG DISTRIBUTION

FERTILIZER Manufacture and market sulfur-based fertilizer and related sulfur products Customers are primarily wholesale distributors and industrial users Strategic use of our access to low-cost sulfur supplies. Fertilizer Production Plants Location Capacity Plainview, TX 180,000 tons/year Odessa, TX 70,000 tons/year Seneca, IL 36,000 tons/year Fertilizer Blending Plants Location Capacity Salt Lake City, UT 25,000 tons/year Emulsified Sulfur Production Plant Location Capacity Texarkana, TX 18,000 tons/year

CF MARTIN JOINT VENTURE-49.5% LP INT.





ICC

- Molten sulfur aggregation, storage, and distribution
- Molten sulfur requires specialized transportation and storage facilities
- Sulfur is used in fertilizer, pharmaceuticals, chemicals, paint, steel and other products
- CF Martin Marine Fleet:
  - - 2 Offshore Tank Barges (1)
  - - 2 Offshore Tugboats (1)
  - - 2 Inland Tank Barges
  - - 1 Inland Pushboat
- CF Martin Storage Assets:
  - - 4 Sulfur Tanks
  - - 62,500 Long-ton Capacity

(1) One of the offshore tank barges and one of the pushboats are owned by MMLP and leased to CF Martin.

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SUPPLIERS & CUSTOMERS

EXPERIENCED MANAGEMENT TEAM

Name	Position	Martin Tenure
Ruben Martin	President & Chief Executive Officer	31
Don Neumeyer	Executive Vice President & Chief Operating Officer	22
Bob Bondurant	Executive Vice President & Chief Financial Officer	21
Wes Skelton	Executive Vice President & Chief Accounting Officer	24
Scott Martin	Director /General Manager - Marine Transportation	16
Matt Yost	Manager – Terminalling	22
Tom Redd	Manager – LPG Distribution	22
Ron Garner	Manager – Fertilizer	14
Dick Wilkinson	Manager – CF Martin Sulphur, L.P.	17
	Average Tenure	21

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MARTIN MIDSTREAM PARTNERS L.P. Note: MRMC (Martin Resource Management) owns 100% of General Partner 9 months 2004 actual cash flow. Excludes unallocated SG&A. Storage & Terminalling 39% Fertilizer 9% LPG Distribution 17% Marine Transportation 35% MARTIN MIDSTREAM PARTNERS L.P. PUBLIC 49% MRMC 51%

BUSINESS STRATEGY Objective: Increase per unit cash flow to allow us to expand distributions and increase per unit market value Pursue strategic acquisitions -Terminalling -Marine Transportation -Pipelines Expand services to existing customers and attract new customers through strengthened infrastructure Establish additional long-term strategic alliances with significant customers Expand into new geographic markets

As of September 30, 2004 Net Debt (1) / Book Capitalization (2) Net Debt (1) / Market Capitalization (3) 46% 28% Cash Long-Term Debt Partners' Equity Total Book Capitalization $ 2,227 69,000 75,671 $ 144,671 ($ in thousands) Net debt equals long-term debt less cash. Book capitalization equals long-term debt plus partners' equity. Market capitalization equals total limited partner units outstanding multiplied by recent unit closing price of $28.47 on November 19, 2004. STRONG BALANCE SHEET

FINANCIAL SUMMARY $16.1 $16.9 $16.3 $18.2 $16.5 9 months $11.8 $11.3

RECONCILIATION OF NET INCOME/EBITDA Use of Non-GAAP Financial Information MMLP reports its financial results in accordance with generally accepted accounting principles. However, from time to time, MMLP uses certain non-GAAP financial measures such as EBITDA because management believes that this measure may provide users of this financial information with meaningful comparisons between current results and prior reported results and a meaningful measure of MMLP's cash flow after it has satisfied the capital and related requirements of its operations. EBITDA is not a measure of financial performance or liquidity under GAAP. It should not be considered in isolation or as an indicator of MMLP's performance. Furthermore, it should not be seen as a measure of liquidity or a substitute for comparable metrics prepared in accordance with GAAP. This information may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. Accordingly, MMLP has presented herein, and will present in other information it publishes that contains this non- GAAP financial measure, a reconciliation of this measure to the most directly comparable GAAP financial measure.

7.4% yield compared to MLP industry average yield of 6.3% (1)(2) Compelling total return with 80% tax deferral on cash distributed Current yield as of October 29, 2004, calculated from latest quarterly cash distribution, annualized, divided by our unit price as of that date. MLP industry yield based on current yield as of October 29, 2004 for each MLP listed in footnotes 3, 4 and 5 below. Pipelines include: APL, BPL, EEP, EPD, ETP, HEP, KMP, KPP, MMP, MWE, NBP, PAA, PPX, SXL, TCLP, TPP, VLI, XTEX. Propanes include: APU, FGP, NRGY, SPH. Coals include: ARLP, NRP, PVR. ATTRACTIVE YIELD & TAX DEFERRAL MLP Average 6.3% 7.4% 6.31% 7.49% 4.51%

(1) Total Return reflects unit price appreciation and cash distributions. UNIT PERFORMANCE SINCE THE IPO 70.2% 53.23% 85.52% 32.12% (1) S & P 500 Index Pipeline Index

KEY STRENGTHS Diversified asset base and integrated distribution network One of the largest marine terminal operators in the Gulf Coast Region Specialized transportation equipment and terminal facilities Experienced management team's positive industry reputation Strong balance sheet; GP has significant ownership interest Opportunities for organic growth and external expansion

PARTNERSHIP INFORMATION Principal Office Kilgore, Texas Phone: (903) 983-6200 Fax: (903) 983-6262 www.martinmidstream.com Investor Relations Contact Bob Bondurant Scott Martin (903) 983-6250 (713) 350-6804 bob@martinmlp.com scott@martinmlp.com